Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashwini Sawhney, Assistant Controller of the Dominion Resources, Inc., certify to the best of my knowledge, that:

  the Annual Report on Form 11-K of the Thrift Plan of the West Ohio Gas Division of the East Ohio Gas Company for Employees Represented by Local Union No. 308, the Utility Workers Union of America, AFL-CIO (the "Plan") for the period ended December 31, 2002 (the "Report") to which this certification is an exhibit, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Ashwini Sawhney Ashwini Sawhney Assistant Controller (financial officer for the Plan) June 23, 2003

A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.